[ARTWORK APPEARS HERE]

                       THE L. ROY PAPP STOCK FUND, INC.
                                A No-Load Fund

                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1998



                                                      Managed by:
                                                      L. Roy Papp & Associates
                                                      P.O. Box 15508
                                                      Phoenix, AZ  85060-5508
                                                      (602)956-1115 Local
                                                      (800)421-4004
                                                      E-mail: invest@roypapp.com
                                                      Web:
                                                      http://www.roypapp.com

                       THE L. ROY PAPP STOCK FUND, INC.


Dear Fellow Shareholder:

Our Fund had a good second quarter because we were up during the period along with other large-cap growth funds. Practically every other group small, medium, sector, foreign and commodity funds were down. During the last three and one half years we were up 146% which means that a $10,000 investment made on January 1, 1995 was worth $24,638 at the end of June, 1998. Thus, the long-term investor did very well while the short-term trader or market timer was not very successful.

About a month ago many economists and forecasters discovered that the Japanese economy was going into depression (of course this began nine years ago). The last nine years have taken most of the risk out of the Japanese market even though there is still some left. Fortunately, after this rumor was reported the market decided not to worry about it. This is the type of thing that causes people to sell stocks for foolish reasons rather than continue their long-term investment strategy.

Conditions today are far different than they were during World War II and the Cold War that followed. Comparing our economy with the economy of 1929 is nothing but an exercise in futility. We see a healthy economy with a lot of pluses that never existed before, one of the most important being that the media has educated the public that common stocks have been four times as productive as bonds over the last seventy years after adjusting for inflation. We also are the undisputed leaders in the world's technology. Our people are better educated and more entrepreneurial in their attitudes than Europe and much of the rest of the world. For better or for worse the world is infatuated with American culture. No matter where you go there are American Jeans, Pop Music, McDonald's, and Barbie dolls. This reflects our dominance in the global cultural marketplace.

All of the above have helped to cause higher stock prices than historical norms, but if you look through the windshield rather than through the rear view mirror this market does not seem unreasonable. We continue to believe that for the long-term the United States stock market is probably the least risky and most attractive place to be.

                                          Best regards



                                          L. Roy Papp, Chairman
                                          July 20, 1998

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (Unaudited)

                                                                      Number     Market
                          Common Stocks                             of Shares     Value
------------------------------------------------------------------  ---------  -----------

Computers and Software (19.0%)
 American Power Conversion*
     (Leading producer of uninterruptible power supply products)       98,000  $ 2,940,000
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
   electronic equipment)                                               58,000    3,472,750
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                   51,000    3,780,375
 Microsoft Corporation*
  (Personal computer software)                                         64,000    6,936,000
                                                                               -----------
                                                                                17,129,125
                                                                               -----------
Financial Services (16.6%)
 Northern Trust Corporation
  (Bank specializing in trust services)                                34,000    2,592,500
 State Street Corporation
  (Provider of U.S. and global securities custodial services)         109,200    7,589,400
 T. Rowe Price Associates, Inc.
  (Provides investment advisory and administrative
     services to their family of no-load mutual funds)                128,000    4,808,000
                                                                               -----------
                                                                                14,989,900
                                                                               -----------
Industrial Services (13.7%)
 G&K Services Inc., Class A
  (Uniform rental service)                                            103,000    4,493,375
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                     90,000    5,461,875
 Manpower, Inc.
  (Provider of non-government employment services)                     84,000    2,409,750
                                                                               -----------
                                                                                12,365,000
                                                                               -----------
Pharmaceutical (8.8%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                                      30,000    1,552,500
 Merck & Company
  (Ethical drugs and specialty chemicals)                              47,500    6,353,125
                                                                               -----------
                                                                                 7,905,625
                                                                               -----------
Consumer Products (7.7%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)                 29,200    2,784,950
 Mattel, Inc.
  (Toy manufacturer)                                                   98,000    4,146,625
                                                                               -----------
                                                                                 6,931,575
                                                                               -----------

*Non-income producing security.

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

                                                                        Number     Market
                     Common Stocks (continued)                        of Shares     Value
--------------------------------------------------------------        ---------  -----------
Distributors (7.0%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)           38,000  $   826,500
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)                      87,000    2,370,750
 Sigma-Aldrich Corp.
  (Develops, manufactures and distributes specialty chemicals)           66,000    2,318,250
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)                   16,000      797,000
                                                                                 -----------
                                                                                   6,312,500
                                                                                 -----------
Electrical Equipment (6.9%)
 General Electric Co.
  (Diversified industrial company)                                       45,000    4,095,000
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       35,000    2,113,125
                                                                                 -----------
                                                                                   6,208,125
                                                                                 -----------
Consumer Services (6.1%)
 Service Corporation International
  (Funeral service; cemetery owner/operator)                            127,000    5,445,125
                                                                                 -----------

Restaurants (4.3%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                56,000    3,864,000
                                                                                 -----------

Telecommunications (2.6%)
 Motorola, Inc.
  (Manufacturer of communication equipment)                              45,000    2,365,313
                                                                                 -----------

Retail Stores (2.3%)
 Walgreen Company
  (Retail drug store chain)                                              50,000    2,065,625
                                                                                 -----------

Miscellaneous (4.3%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                       61,000    3,888,750
                                                                                 -----------



Total Common Stocks - 99.3%                                                       89,470,663

Cash and Other Assets, Less Liabilities - 0.7%                                       593,140
                                                                                 -----------

Net Assets - 100%                                                                $90,063,803
                                                                                 ===========

Net Asset Value Per Share
(Based on 2,645,090 shares outstanding at June 30, 1998)                         $     34.05
                                                                                 ===========


                       THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (Unaudited)


                                    ASSETS

Investment in securities at market value (identified
 cost $39,573,919 at June 30, 1998) (Note 1)             $89,470,663
Cash                                                         614,100
Dividends and interest receivable                             82,221
                                                         -----------

          Total assets                                   $90,166,984
                                                         ===========

                                  LIABILITIES

Accrued expenses                                         $    93,371
Redemptions payable                                            9,809
                                                         -----------
          Total liabilities                              $   103,180
                                                         -----------

                                   NET ASSETS

Paid-in capital applicable to 2,645,090 outstanding
 shares at June 30, 1998                                 $40,167,059
Net unrealized gain on investments                        49,896,744
                                                         -----------

          Net assets                                     $90,063,803
                                                         ===========

 Net Asset Value Per Share (net assets/shares
  outstanding)                                           $     34.05
                                                         ===========


  The accompanying notes are an integral part of these financial statements.

                       THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)

INVESTMENT INCOME:
 Dividends                                                  $   321,988
 Interest                                                        18,504
                                                            -----------

          Total investment income                               340,492
                                                            -----------

EXPENSES:
 Management fee (Note 3)                                        433,116
 Filing fees                                                     21,203
 Accounting                                                       8,000
 Transfer agent fees                                              4,642
 Printing and postage                                             3,762
 Custodial                                                        3,538
 Legal                                                            2,548
 Directors' attendance fees                                       2,400
 Other fees                                                      25,439
                                                            -----------

          Total expenses                                        504,648
                                                            -----------

   Net investment loss                                         (164,156)
                                                            -----------

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Proceeds from sales of securities                            4,498,076
 Cost of securities sold                                      3,078,682
                                                            -----------
 Net realized gain on investments sold                        1,419,394

 Net change in unrealized gain on investments                10,334,960
                                                            -----------

 Net realized and unrealized gain on investments             11,754,354
                                                            -----------

 Net increase in net assets resulting from operations       $11,590,198
                                                            ===========


  The accompanying notes are an integral part of these financial statements.

                       THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR
                            ENDED DECEMBER 31, 1997
                                  (Unaudited)


                                                     Six months ended       Year ended
                                                       June 30, 1998    December 31, 1997
                                                     -----------------  ------------------
FROM OPERATIONS:
 Net investment (loss)                                   $   (164,156)       $    (89,641)
 Net realized gain on investments sold                      1,419,394           1,139,336
 Net change in unrealized gain on investments              10,334,960          17,054,879
                                                         ------------        ------------

          Increase in net assets resulting
           from operations                                 11,590,198          18,104,574
                                                         ------------        ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                              -                   -
 Net realized gain on investments sold                              -          (1,139,336)
                                                         ------------        ------------

           Total distribution to shareholders                       -          (1,139,336)
                                                         ------------        ------------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                              10,193,403          23,054,309
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                             -           1,023,261
 Payments for redemption of shares                        (11,539,866)        (14,499,827)
                                                         ------------        ------------

          Decrease/Increase in net assets
          Resulting from shareholder transactions          (1,346,463)          9,577,743
                                                         ------------        ------------

Total increase in net assets                               10,243,735          26,542,981

Net assets at beginning of the period                      79,820,068          53,277,087
                                                         ------------        ------------

Net assets at end of period                              $ 90,063,803        $ 79,820,068
                                                         ============        ============


  The accompanying notes are an integral part of these financial statements.

                       THE L. ROY PAPP STOCK FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998
                                  (Unaudited)


(1) SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a) Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b) Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

During the year ended December 31, 1997, the Fund reclassified undistributed net investment loss of $89,641 to paid-in capital. This reclassification, which had no impact on total net assets, is due to tax regulations not permitting the carryforward of net investment losses to future periods.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a distribution was declared from net realized long-term capital gains of approximately $.3850 a share, aggregating $1,016,066. A distribution was also declared from net realized short-term capital gains of approximately $.0467 a share, aggregating $123,270. The distribution was paid on December 31, 1997, to shareholders of record on December 19, 1997.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $4,642 and $9,189 in 1998 and 1997, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30 and the year ended December 31, investment transactions excluding short-term investments were as follows:

                                  1998        1997
                               ----------  -----------

          Purchases at cost    $3,105,347  $12,654,701
          Sales                 4,498,076    4,191,708

(5) CAPITAL SHARE TRANSACTIONS:

At June 30, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds      Shares
                                               -------------  ---------
     Six months ended June 30, 1998
     Shares issued                             $ 10,193,403    321,215
     Dividends and distributions reinvested               -          -
     Shares redeemed                            (11,539,866)  (356,562)
                                               ------------   --------
           Net decrease                        $ (1,346,463)   (35,347)
                                               ============   ========

     Year ended December 31, 1997
     Shares issued                             $ 23,054,309    816,722
     Dividends and distributions reinvested       1,023,261     34,835
     Shares redeemed                            (14,499,827)  (517,899)
                                               ------------   --------

           Net increase                        $  9,577,743    333,658
                                               ============   ========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                  1998         1997
                                              ------------  -----------

          Market value                         $89,470,663  $79,109,038
          Original cost                         39,573,919   39,547,255
                                               -----------  -----------

               Net unrealized appreciation     $49,896,744  $39,561,783
                                               ===========  ===========

As of June 30, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $50,679,548 and gross unrealized losses on investments in which cost exceeded market value totaled $782,805.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $39,852,457 and gross unrealized losses on investments in which cost exceeded market value totaled $290,674.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                       Six Months
                                         Ended                                  Year Ended December 31,
                                     -------------------------------------------------------------------------------------------
                                     June 30, 1998         1997             1996           1995          1994           1993
                                     -------------     -----------      -----------    -----------    -----------   ------------
Net asset value, beginning of period  $     29.78      $     22.70      $     19.29    $     14.63    $     14.98    $     14.96
Income from operations:
   Net investment income                        -                -              .01            .07            .13            .13
   Net realized and unrealized gain
      (loss) on investments                  4.27             7.51             4.16           4.73           (.35)           .11
                                      -----------      -----------      -----------    -----------    -----------    -----------

         Total from operations               4.27             7.51             4.17           4.80           (.22)           .24

Less distributions:
   Dividend from net investment
      income                                    -                -             (.01)          (.07)          (.13)          (.13)
   Distribution of net realized gain            -             (.43)            (.75)          (.07)             -           (.09)
                                      -----------      -----------      -----------    -----------    -----------    -----------

         Total distributions                    -             (.43)            (.76)          (.14)          (.13)          (.22)

Net asset value, end of Period        $     34.05      $     29.78      $     22.70    $     19.29    $     14.63    $     14.98
                                      ===========      ===========      ===========    ===========    ===========    ===========

         Total return                       14.34%           33.12%           21.77%         32.93%         (1.46)%         1.65%
                                      ===========      ===========      ===========    ===========    ===========    ===========

Ratios/Supplemental Data:
   Net assets, end of period          $90,166,984      $79,820,068      $53,277,087    $44,508,543    $36,577,759    $39,522,420
   Expenses to average net assets (B)        1.15%*           1.12%            1.16%          1.17%          1.19%          1.25%
   Net investment income to
      average net assets (C)                  .78%*           1.00%            1.19%          1.60%          2.08%          2.22%
   Portfolio turnover rate                   7.16%*           6.19%           14.47%         22.39%         20.00%         15.00%
   Average commission rate (D)        $     .0342      $     .0247      $     .0442

                                                                                        Period
                                                                                       Ended Dec.
                                                    Year Ended December 31,                31,
                                     -------------------------------------------------------------
                                         1992            1991               1990         1989(A)
                                     ------------    -----------        -----------    -----------
Net asset value, beginning of period  $     13.45    $     10.42         $    10.38    $    10.00
Income from operations:
   Net investment income                      .13            .15                .16           .02
   Net realized and unrealized gain
      (loss) on investments                  1.68           3.46                .09           .38
                                      -----------    -----------         ----------    ----------

         Total from operations               1.81           3.61                .25           .40

Less distributions:
   Dividend from net investment
      income                                 (.13)          (.15)              (.16)         (.02)
   Distribution of net realized gain         (.17)          (.43)              (.05)            -
                                      -----------    -----------         ----------    ----------
         Total distributions                 (.30)          (.58)              (.21)         (.02)

Net asset value, end of Period        $     14.96    $     13.45         $    10.42    $    10.38
                                      ===========    ===========         ==========    ==========
         Total return                       13.54%         33.79%              2.60%         3.99%
                                      ===========    ===========         ==========    ==========
Ratios/Supplemental Data:
   Net assets, end of period          $22,874,733    $13,367,176         $6,104,345    $1,322,532
   Expenses to average net assets (B)        1.25%          1.25%              1.25%         1.25%*
   Net investment income to
      average net assets (C)                 2.28%          2.46%              2.82%         2.23%*
   Portfolio turnover rate                  11.00%          4.00%             28.00%         0.00%
   Average commission rate (D)


* Annualized

(A) From the date of commencement of operations (November 29, 1989).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended December 31, 1993, 1992, 1991, 1990 and the period ended December 31, 1989, respectively.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

(D) This disclosure was not required for years prior to 1996.

                       THE L. ROY PAPP STOCK FUND, INC.

                                   Directors
James K. Ballinger                                     L. Roy Papp
Amy S. Clague                                          Rosellen C. Papp
Robert L. Mueller                                      Bruce C. Williams
Harry A. Papp

                                    Officers
Chairman - L. Roy Papp                                 President - Harry A. Papp

                                Vice Presidents
Victoria S. Cavallero                                  Julie A. Hein
George D. Clark, Jr.                                   Robert L. Mueller
Jeffrey N. Edwards                                     Rosellen C. Papp
Robert L. Hawley                                       Bruce C. Williams

                         Secretary - Robert L. Mueller
                         Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                              Investment Adviser
                           L. Roy Papp & Associates
                                P.O. Box 15508
                         Phoenix, Arizona  85060-5508
                           Telephone: (602) 956-1115
                          E-mail: invest@roypapp.com
                          Web: http://www.roypapp.com

                                   Custodian
                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                          Scottsdale, Arizona  85258

                    Shareholder Services and Transfer Agent
                           L. Roy Papp & Associates
                                P.O. Box 15508
                         Phoenix, Arizona  85060-5508
                   Telephone: (602) 956-1115, (800) 421-4004

                        Independent Public Accountants
                              Arthur Andersen LLP
                       501 North 44th Street, Suite 300
                            Phoenix, Arizona  85008

                                 Legal Counsel
                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.